Estimated Fair Value Of Derivative Instruments Using Black-Scholes Option Pricing Model (Details) - USD ($)	Dec. 31, 2018	Dec. 31, 2017
Estimated Fair Value Of Derivative Instruments Using Black-Scholes Option Pricing Model
Estimated Dividends	$ 0	$ 0
Expected Volatility	106.00%	165.00%
Risk Free Interest Rate	2.41%	1.39%
Expected Term in years Minimum	.1	1
Expected Term in years Maximum	4.0	4.8